Exhibit 99.3

Silevo, Inc.

Pro Forma Condensed Combined Financial Statements

(Unaudited)

SolarCity Corporation

Pro Forma Condensed Combined Financial Statements

(Unaudited)

The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of SolarCity Corporation (“SolarCity”) and Silevo, Inc. (“Silevo”) after giving effect to the acquisition of Silevo by SolarCity on September 23, 2014, using the purchase method of accounting as described below, and applying the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

Upon closing of the acquisition, all Silevo’s outstanding convertible notes payable, preferred stock warrants, convertible preferred stock, convertible redeemable preferred stock, common stock and common stock options that were fully vested were converted into $0.3 million in cash and 2,284,070 shares of SolarCity’s common stock. Additionally, SolarCity agreed to pay up to an aggregate of $150.0 million in additional shares of SolarCity’s common stock to Silevo’s former securityholders, subject to the achievement of specified production milestones, as contingent consideration. No amounts would be payable for any milestones not achieved. The purchase consideration also included $15.8 million that SolarCity had previously advanced to Silevo. SolarCity issued Silevo employees rights to receive SolarCity’s common stock as replacement for unvested Silevo common stock options that vest as the employees provide future services to SolarCity.

The acquisition is accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations. As such, the Silevo’s assets acquired and liabilities assumed are recorded at their acquisition-date fair values. Acquisition-related transaction costs are not included as a component of consideration transferred, but are accounted for as an expense in the period in which the costs are incurred. Any excess of the purchase consideration over the fair value of assets acquired and liabilities assumed is allocated to goodwill. The Company expects that all such goodwill will not be deductible for tax purposes. Management has made a preliminary allocation of the estimated purchase price to the tangible and intangible assets acquired and liabilities assumed based on various preliminary estimates, pending receipt and review of valuations of the assets and liabilities assumed as well as the contingent consideration payable. Such preliminary estimates are subject to change during the measurement period (of up to one year from the acquisition date) as such estimates, analysis and valuations are finalized.

The unaudited pro forma condensed combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the consolidated results of operations or financial position of SolarCity that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of SolarCity. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and cost savings that it may achieve, or any additional expenses that it may incur, with respect to the combined companies. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this Form 8-K/A. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with (i) SolarCity’s historical consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2014, (ii) SolarCity’s Forms 10-Q for its quarters ended March 31, 2014 and June 30, 2014, filed with the SEC on May 7, 2014 and August 7, 2014, respectively, (iii) Silevo’s historical consolidated financial statements for the year ended December 28, 2013 and (iv) Silevo’s unaudited historical consolidated balance sheet as of June 28, 2014 and statements of operations for the six months ended June 29, 2013 and June 28, 2014, which are included as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A.

Pro Forma Condensed Combined Balance Sheet

As of June 30, 2014

(In Thousands)

(Unaudited)

	Historical		Pro Forma		Pro Forma
	SolarCity	Silevo	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$405,261	$2,575	$(326	)A	$407,510
Restricted cash	24,060	—	—		24,060
Accounts receivable	22,268	375	—		22,643
Rebates receivable	24,819	—	—		24,819
Inventories	143,917	6,681	574	B	151,172
Deferred income tax asset	9,619	—	—		9,619
Prepaid expenses and other current assets	43,971	5,222	(4,389	)B	44,804

Total current assets	673,915	14,853	(4,141)		684,627
Restricted cash	301	—	—		301
Solar energy systems, leased and to be leased – net	2,109,343	—	—		2,109,343
Property and equipment – net	29,149	25,070	2,329	B	56,548
Goodwill and intangible assets – net	266,996	—	119,000	C	530,473
			144,477	D
Other assets	62,607	17	(9,279	)E	51,595
			(1,750	)F

Total assets	$3,142,311	$39,940	$250,636		$3,432,887

Liabilities and equity
Current liabilities:
Accounts payable	$141,845	$5,154	$—		$146,999
Distributions payable to noncontrolling interests and redeemable noncontrolling interests	11,788	—	—		11,788
Current portion of deferred U.S. Treasury grants income	15,331	—	—		15,331
Accrued and other current liabilities	83,297	2,134	37,069	G	130,286
			6,969	H
			1,142	I
			(325	)J
Customer deposits	7,167	—	—		7,167
Current portion of deferred revenue	77,206	—	—		77,206
Current portion of long-term debt	136,170	18,375	(9,279	)E	145,266
Convertible notes payable	—	14,758	(14,758	)J	—
Current portion of solar asset-backed notes	5,948	—	—		5,948
Current portion of lease pass-through financing obligation	32,161	—	—		32,161
Current portion of sale-leaseback financing obligation	433	—	—		433

Total current liabilities	511,346	40,421	20,818		572,585
Deferred revenue, net of current portion	496,003	—	—		496,003
Long-term debt, net of current portion	264,665	—	—		264,665
Convertible senior notes	230,000	—	—		230,000
Solar asset-backed notes, net of current portion	114,993	—	—		114,993
Long-term deferred tax liability	9,019	—	23,706	K	32,725
Lease pass-through financing obligation, net of current portion	56,463	—	—		56,463
Sale-leaseback financing obligation, net of current portion	14,117	—	—		14,117
Deferred U.S. Treasury grants income, net of current portion	405,168	—	—		405,168
Other liabilities and deferred credits	173,568	8,122	55,490	G	229,099
			(8,081	)J

Total liabilities	2,275,342	48,543	91,933		2,415,818

Redeemable noncontrolling interests in subsidiaries	123,926	—	2,333	L	137,903
			11,644	M
Convertible redeemable preferred stock	—	45,434	(45,434	)J	—

Convertible preferred stock	—	21,333	(21,333	)J	—
Stockholders’ equity:
Common stock	10	—	—		10
Additional paid-in capital	869,722	2,653	138,090	N	1,007,812
			(2,653	)J
Accumulated deficit	(274,041)	(80,356)	80,356	J	(276,008)
			(217	)I
			(1,750	)F

Total stockholders’ equity	595,691	(56,370)	192,493		731,814
Noncontrolling interests in subsidiaries	147,352	2,333	(2,333	)L	147,352

Total equity	743,043	(54,037)	190,160		879,166

Total liabilities and equity	$3,142,311	$39,940	$250,636		$3,432,887

See accompanying notes.

Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2014

(In Thousands, Except Share and Per Share Amounts)

(Unaudited)

	Historical		Pro Forma		Pro Forma
	SolarCity	Silevo	Adjustments		Combined
Revenue:
Operating leases and solar energy systems incentives	$72,253	$—	$—		$72,253
Solar energy systems and components sales	52,627	2,560	—		55,187

Total revenue	124,880	2,560	—		127,440
Cost of revenue:
Operating leases and solar energy systems incentives	36,805	—	5,390	O	42,355
			160	P
Solar energy systems and components sales	50,417	4,212	560	O	55,206
			17	P

Total cost of revenue	87,222	4,212	6,127		97,561

Gross profit (loss)	37,658	(1,652)	(6,127)		29,879
Operating expenses:
Sales and marketing	102,621	779	—		103,400
General and administrative	71,398	2,358	—		73,756
Research and development	4,923	5,368	—		10,291

Total operating expenses	178,942	8,505	—		187,447

Loss from operations	(141,284)	(10,157)	(6,127)		(157,568)
Interest expense – net	20,871	8,946	(8,585	)Q	21,203
			(29	)R
Other expense – net	1,332	1,437	(3,303	)S	5,621
			69	T
			6,086	U

Loss before income taxes	(163,487)	(20,540)	(365)		(184,392)
Income tax provision	(191)	—	—		(191)

Net loss	(163,678)	(20,540)	(365)		(184,583)
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	(91,963)	(1,420)	1,683	V	(91,700)

Net loss attributable to stockholders	$(71,715)	$(19,120)	$(2,048)		$(92,883)

Net loss attributable to common stockholders
Basic	$(71,715)	$(19,120)	$(2,048)		$(92,883)
Diluted	$(71,715)	$(19,120)	$(2,048)		$(92,883)
Net loss per share attributable to common stockholders
Basic	$(0.78)				$(0.99)
Diluted	$(0.78)				$(0.99)
Weighted average shares used to compute net loss per share attributable to common stockholders
Basic	91,833,936		2,284,070	W	94,118,006
Diluted	91,833,936		2,284,070	W	94,118,006

See accompanying notes.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2013

(In Thousands, Except Share and Per Share Amounts)

(Unaudited)

	Historical		Pro Forma		Pro Forma
	SolarCity	Silevo	Adjustments		Combined
Revenue:
Operating leases and solar energy systems incentives	$82,856	$—	$—		$82,856
Solar energy systems and components sales	80,981	1,159	—		82,140

Total revenue	163,837	1,159	—		164,996
Cost of revenue:
Operating leases and solar energy systems incentives	32,745	—	10,277	O	43,324
			302	P
Solar energy systems and components sales	91,723	1,312	1,623	O	94,706
			48	P

Total cost of revenue	124,468	1,312	12,250		138,030

Gross profit (loss)	39,369	(153)	(12,250)		26,966
Operating expenses:
Sales and marketing	97,426	1,792	—		99,218
General and administrative	89,801	3,357	—		93,158
Research and development	1,520	14,590	—		16,110

Total operating expenses	188,747	19,739	—		208,486

Loss from operations	(149,378)	(19,892)	(12,250)		(181,520)
Interest expense – net	25,738	2,306	(1,711	)Q	26,333
Other expense – net	1,441	(286)	11,054	U	12,209

Loss before income taxes	(176,557)	(21,912)	(21,593)		(220,062)
Income tax benefit	24,799	—	—		24,799

Net loss	(151,758)	(21,912)	(21,593)		(195,263)
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	(95,968)	(3,107)	4,246	V	(94,829)

Net loss attributable to stockholders	$(55,790)	$(18,805)	$(25,839)		$(100,434)

Net loss attributable to common stockholders
Basic	$(55,790)	$(18,805)	$(25,839)		$(100,434)
Diluted	$(55,790)	$(18,805)	$(25,839)		$(100,434)
Net loss per share attributable to common stockholders
Basic	$(0.70)				$(1.22)
Diluted	$(0.70)				$(1.22)
Weighted average shares used to compute net loss per share attributable to common stockholders
Basic	79,781,976		2,284,070	W	82,066,046
Diluted	79,781,976		2,284,070	W	82,066,046

See accompanying notes.

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited)

1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2014 and for the year ended December 31, 2013 are based on historical financial statements of SolarCity and Silevo after giving effect to the acquisition, and the assumptions and adjustments described in the notes herein.

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 gives effect to the acquisition of Silevo by SolarCity as if it occurred on June 30, 2014 and combines the historical balance sheets of SolarCity as of June 30, 2014 and Silevo as of June 28, 2014. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013 gives effect to the acquisition of Silevo by SolarCity as if it occurred on January 1, 2013, and combines the historical results of SolarCity for the year ended December 31, 2013 and Silevo for the year ended December 28, 2013. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2014 gives effect to the acquisition of Silevo by SolarCity as if it occurred on January 1, 2013, and combines the historical results of SolarCity for the six months ended June 30, 2014 and Silevo for the six months ended June 28, 2014.

The SolarCity balance sheet and statement of operations information as of and for the six months ended June 30, 2014 was derived from its unaudited condensed consolidated financial statements included in its Form 10-Q for the quarterly period ended June 30, 2014. The SolarCity statement of operations information for the year ended December 31, 2013 was derived from its audited consolidated financial statements included in its Form 10-K for the year ended December 31, 2013.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting, as prescribed by ASC 805 based on the historical financial statements of SolarCity and Silevo, with SolarCity being the legal and accounting acquirer. Reclassification has been made to the historical financial statements of Silevo related to the presentation of redeemable noncontrolling interests to conform to the financial statement presentation to be adopted by the combined company.

The pro forma adjustments are based upon available information and certain assumptions that SolarCity believes are reasonable under the circumstances. A final determination of fair values relating to the acquisition may differ materially from the preliminary estimates and will include management’s final valuation of the fair value of assets acquired and liabilities assumed.

For the purposes of the pro forma financial information, the following table presents the components of the purchase consideration (in thousands):

Cash	$326
Equity consideration issued	138,090
Advances to Silevo as of June 30, 2014	9,279
Costs payable on behalf of sellers	925
Closing consideration payable	6,969
Contingent consideration payable	92,559

Total purchase consideration	$248,148

The preliminary allocation of the estimated purchase consideration assuming the acquisition of Silevo by SolarCity had closed on June 30, 2014 is as follows (in thousands):

Cash	$2,575
Accounts receivable	375
Inventories	7,255
Prepaid and other assets	850
Property and equipment	27,399
Accounts payable and other liabilities	(7,004)
Term loan	(9,096)
Deferred tax liabilities	(23,706)
Intangible assets	119,000

Total identifiable net assets at fair value	117,648
Redeemable noncontrolling interests	(13,977)
Goodwill	144,477

Total purchase consideration	$248,148

2. Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the estimated purchase consideration and to adjust amounts related to Silevo’s tangible and identifiable intangible assets and liabilities to the preliminary estimate of their fair values.

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

Adjustments to the Pro Forma Condensed Combined Balance Sheet

A.	To record cash that would have been paid to Silevo stockholders upon the assumed closing of the acquisition on June 30, 2014.

B.	To adjust inventories, other receivable and property and equipment to the estimated fair values at June 30, 2014.

C.	To record the estimated fair values of the identifiable intangible assets acquired.

D.	To record the goodwill arising from the acquisition assuming the acquisition closed on June 30, 2014.

E.	To record the utilization of advances to Silevo as of June 30, 2014 towards the purchase consideration.

F.	To write-off the amounts advanced to Silevo that were used to pay a vendor to terminate a consulting contract.

G.	To record a liability for the fair value of contingent consideration payable as of June 30, 2014.

H.	To record a liability for consideration payable.

I.	To record a liability for accrued transaction costs.

J.	To record the elimination of Silevo’s shareholder notes payable, convertible notes, warrants liability, convertible redeemable preferred stock, convertible preferred stock, common stock, additional paid-in capital, and accumulated deficit on acquisition.

K.	To record a deferred tax liability related to the fair value adjustments to assets and liabilities acquired and net operating losses of Silevo.

L.	To reclassify Silevo’s noncontrolling interests to redeemable noncontrolling interests to conform to SolarCity accounting for redeemable noncontrolling interests.

M.	To adjust Silevo’s redeemable noncontrolling interests to the redeemable amount as of June 30, 2014.

N.	To record the equity consideration issued to Silevo shareholders upon acquisition.

Adjustments to the Pro Forma Condensed Combined Statements of Operations

O.	To record the amortization expense for identifiable intangible assets for the year ended December 31, 2013 and the six months ended June 30, 2014.

P.	To adjust the depreciation expense for property and equipment for the year ended December 31, 2013 and the six months ended June 30, 2014.

Q.	To eliminate the interest expense for convertible notes issued by Silevo for the year ended December 31, 2013 and the six months ended June 30, 2014 as the convertible notes are assumed to have converted and been settled with SolarCity stock on January 1, 2013.

R.	To eliminate the interest expense on SolarCity advances to Silevo for the six months ended June 30, 2014.

S.	To eliminate acquisition related expenses of SolarCity and Silevo for the six months ended June 30, 2014. These expenses are non-recurring and directly attributable to the acquisition, and as such are not reflected in the pro forma combined condensed statement of operations. There were no acquisition expenses incurred in the year ended December 31, 2013.

T.	To eliminate the income statement impact of the change in the fair value of the warrants liability.

U.	To record the accretion of contingent consideration.

V.	To record an income allocation adjustment to Silevo’s noncontrolling interests.

W.	To record an adjustment to the basic and diluted weighted average shares outstanding as if the issuance of the 2,284,070 shares of SolarCity common stock to Silevo shareholders had occurred on January 1, 2013.

The recording of the deferred tax liabilities of $23.7 million upon the acquisition triggered the release of $23.7 million of deferred tax asset valuation allowances, which was accounted for outside of the purchase accounting for Silevo and was recognized by SolarCity as a benefit of income taxes after the acquisition. This benefit is non-recurring and directly attributable to the acquisition and, as such, is not reflected in the pro forma combined condensed statements of operations.